UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No.  )

        Filed by the Registrant [X]
        Filed by a Party other than the Registrant [ ]

        Check the appropriate box:

        [ ]  Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
        [X]  Definitive Proxy Statement
        [ ]  Definitive Additional Materials
        [ ]  Soliciting Material Pursuant to ss.240.14a-12

                              THERMODYNETICS, INC.
                (Name of Registrant as Specified In Its Charter)

                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:___________
(2)   Aggregate number of securities to which transaction applies:______________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):______________________________
(4)   Proposed maximum aggregate value of transaction: _________________________
(5)   Total fee paid:

      [ ] Fee paid previously with preliminary materials:

      [ ] Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1) Amount Previously Paid: ______________________________________________
      (2) Form, Schedule or Registration Statement No.: ________________________
      (3) Filing Party: ________________________________________________________
      (4) Date Filed: __________________________________________________________

[Thermodynetics logo]

                  --------------------------------------------

                              THERMODYNETICS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                  --------------------------------------------

                                NOVEMBER 8, 2007

     The Annual Meeting of Stockholders of Thermodynetics, Inc. (the "COMPANY") for the fiscal year ended March 31, 2007 will be held at the Company's principal offices at 651 Day Hill Road, Windsor, Connecticut 06095 on Thursday, November 8, 2007 at 9:30 A.M. (EST) for the purpose of considering and acting upon the following matters:

          1. Election of four (4) directors (Proposal One).

          2. Such other business as may properly come before the meeting or any adjournments thereof.

     Pursuant to the provisions of the By-Laws, the Board of Directors has fixed the close of business on September 24, 2007 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, the meeting or any adjournment thereof.

     Stockholders who do not expect to be present in person at the meeting are urged to date and sign the enclosed proxy and promptly mail it in the accompanying postage-paid envelope. A prompt response will avoid the cost to the Company of additional mailings of proxy solicitations.

                                             By Order of the Board of Directors

                                             THERMODYNETICS, INC.


                                             Robert A. Lerman
                                             PRESIDENT & CEO

September 28, 2007
Windsor, Connecticut 06095

         PLEASE COMPLETE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING BUT WILL, HOWEVER, HELP TO ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

[Thermodynetics logo]





                            -------------------------

                              THERMODYNETICS, INC.

                                 PROXY STATEMENT

                            -------------------------



     This Proxy Statement is first being mailed to Stockholders on or about September 28, 2007 in connection with the solicitation of proxies by the Board of Directors to be used at the Annual Meeting of Stockholders of Thermodynetics, Inc., a Delaware corporation (the "COMPANY"), to be held on Thursday, November 8, 2007 at the Company's principal offices at 651 Day Hill Road, Windsor, Connecticut 06095 at 9:30 A.M. (EST), and any adjournments thereof.

     Accompanying this Proxy Statement is a Notice of Annual Meeting of Stockholders, a form of Proxy for such meeting and the Company's Annual Report for the fiscal year ended March 31, 2007 including financial statements with respect to such year. All proxies which are properly filled in, signed and returned to the Company in time will be voted in accordance with the instructions thereon. Such proxies may be revoked by any stockholder prior to the exercise thereof and stockholders who are present at the meeting may withdraw their proxies and vote in person if they so desire. The Board of Directors has fixed the close of business on September 24, 2007 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the meeting or any adjournment thereof. If no selections are made, the proxies will be voted FOR the candidates nominated by the Board of Directors.

     The expense of preparing, assembling, printing and mailing the form of proxy and the material used in solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company may utilize the services of some of its officers and regular employees (who will receive no additional compensation therefore) to solicit proxies personally, and by telephone and other communication mediums. The Company has requested banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies and may reimburse such persons for their services in doing so.

     VOTE REQUIRED, PRINCIPAL STOCKHOLDERS AND STOCKHOLDINGS OF MANAGEMENT - The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the meeting.

     As of the record date, the Company had 4,027,361 shares of its Common Stock issued and outstanding, the holders of which are entitled to one vote per share.

     Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the meeting.

     The affirmative vote of a majority of the votes cast by the holders of Common Stock present in person or by proxy at the meeting is required for the election of directors (Proposal One); the four (4) nominees for Director receiving the largest number of votes cast at the meeting will be elected.

     An abstaining vote counts towards establishing a quorum, but its effect on the actual vote counts differs depending on the subject matter of the vote. In the election of directors, an abstaining vote is not counted and therefore has no effect on the election. There are no other proposals to be considered at the meeting.

     A broker non-vote counts towards establishing a quorum. In the proposal for the election of directors, broker non-votes are not included in the tabulation of the voting results and therefore do not affect the outcome of the vote. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner.

     The holders of shares of Common Stock of the Company do not have cumulative voting rights which means that the holders of more than 50% of such outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose and in such event, the holders of the remaining shares will not be able to elect any of the Company's directors.

     Holders of an aggregate of 4,046,361 shares of the Company's Common Stock are entitled to notice of and to vote at the Annual Meeting of Stockholders. The Company's officers and directors have the right to vote an aggregate 1,882,747 shares, including shares held in the Company's 401(k) plan for which three directors serve as trustees, representing forty-six and five-tenths percent (46.5%), of all shares which are outstanding and entitled to be voted. The Company's officers and directors have stated their intentions to vote such shares FOR Proposal One.

                       ACTIONS TO BE TAKEN AT THE MEETING
                              ELECTION OF DIRECTORS
                                 (PROPOSAL ONE)

     This proposal before the stockholders at the Annual Meeting is the election of four (4) directors to the Company's Board of Directors. Directors hold office for a term of one year and each shall serve until his successor is elected and is qualified. The shares represented by proxies will be voted in favor of the election of the nominees named below as directors unless authority to vote for the election of directors is specifically withheld. The Board of Directors has no reason to believe that any of the nominees for the office of director will not be available for election as a director. However, should any of them become unwilling or unable to serve as a director, it is intended that the individuals named in the enclosed proxy may vote for the election of such other person as the Board of Directors may recommend.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL OF THE NOMINEES.

NOMINEES FOR ELECTION AS DIRECTORS

Nominee             Born   Position                               Director Since
--------            ----   --------                               --------------
John F. Ferraro     1934   Chairman of the Board and Secretary        1979
Robert A. Lerman    1935   President, Chief Executive Officer
                            and Director                              1979
John J. Hughes      1926   Director                                   2003
Fred H. Samuelson   1931   Director                                   2003

PRINCIPAL OCCUPATIONS OF DIRECTORS AND NOMINEES DURING THE PAST FIVE YEARS

NOMINEES:

     JOHN F. FERRARO holds the degree of Bachelor of Science in Industrial Engineering, New York University (1962). In 1979, Mr. Ferraro was elected Secretary and a Director of the Company. Since 1981, Mr. Ferraro has been Chairman of the Board of the Company. Mr. Ferraro was appointed a Director of Initio, Inc. in 2003. See "Certain Transactions".

     ROBERT A. LERMAN holds the degrees of Bachelor of Mechanical Engineering, College of the City of New York (1957), Master of Science in Mathematics,
Adelphi College (1961), and Master of Science in Electrical Engineering, University of Connecticut (1964). In 1979, Mr. Lerman was elected Treasurer and a Director, in 1980 President of the Company and was appointed Chief Executive Officer in 2002. Mr. Lerman co-authored the text book, NONLINEAR SYSTEMS DYNAMICS, which was published in 1992 by Van Nostrand Reinhold, New York, New York. In 1997. In 1998 he became a director of Bio Minerals n.v. In 2002 through 2005 he served as a director of 4uDr, Inc. Mr. Lerman also serves as a consultant to other companies none of which are competitive with the Company. See "Certain Transactions".

     JOHN J. HUGHES was appointed a Director of the Company in 2003. Mr. Hughes was the founder, and served from 1970 through 1990 as the president and chief executive officer of East Windsor Metal Fabricating Inc.; Mr. Hughes continues to provide services on a consulting basis to that company.

     FRED H. SAMUELSON was appointed a Director of the Company in 2003. Mr. Samuelson holds the degree of Bachelor of Science of Mechanical Engineering, University of Connecticut (1954) and completed a portion of the masters curriculum. Mr. Samuelson was the founder, and served from 1982 through 2001 as the president, of Samuelson Engineering Inc., a cutting tools supplier and mechanical components design consultant.

CORPORATE GOVERNANCE:  BOARD AND COMMITTEES

     NOMINATING/CORPORATE GOVERNANCE COMMITTEE. The Nominating/Corporate Governance Committee, which was formed in fiscal 2004, currently consists of the full board of directors. The principal responsibilities of the Nominating/Corporate Governance committee are (i) to make recommendations on the size and composition of the Board, (ii) to establish criteria for Board membership and review and recommend potential candidates to the full Board of Directors, and (iii) to develop and recommend corporate governance principles. The Nominating/Corporate Governance committee held one (1) meeting as a part of a regular board meeting during fiscal year ended March 31, 2007 to discuss and establish corporate governance principles. The Committee has not yet considered new nominees to the board of directors as it is evaluating the transition with respect to the reorganization of its board and management which occurred in connection with the London IPO and stock sale in May 2006. The principles for seeking new nominees or filling vacancies on the board are outlined in the
Committee's charter which is located on the Company's web site at www.Thermodynetics.com under Investor Relations.

     While the Board of Directors has delegated the selection and initial evaluation of potential directors to the Nominating/Corporate Governance
Committee, the Board retains final approval of all nominations. The charter provides that such committee will generally select people who are independent and diverse in a broad sense; that is people with a variety of backgrounds, experiences, cultures and skills who will bring individual talents or contribute to the needs of the Board and the Company. Further, nomination candidates would be those able to work in a collaborative and collegial fashion with other directors and senior management, in a manner consistent with the current operating practices of the Board.

     The Nominating/Corporate Governance Committee does not have a policy with regard to the consideration of any director candidates recommended by security holders. The Nominating/Corporate Governance Committee believes it is appropriate for the Company not to have such a policy because of management's stockholdings in the Company and historically no shareholder nominations of outside directors have been proffered.

     COMPENSATION COMMITTEE. The Compensation Committee was formed in fiscal 2005 and currently consists of Messrs. John J. Hughes and Fred H. Samuelson. The principal responsibilities of the Compensation Committee are (i) to make recommendations with respect to executive officers and senior management compensation and incentive compensation programs; (ii) subject to limitations set forth in the plans, to administer the Company's stock option plans including the issuance of stock in connection with the Company's incentive bonus plans; and (iii) to review management development and succession programs. The Compensation Committee held no meetings during fiscal year ended March 31, 2007. The Compensation Committee's charter is located on the Company's web site at www.Thermodynetics.com under Investor Relations.

     AUDIT COMMITTEE. The Audit Committee consists of Messrs. John J. Hughes, and Fred H. Samuelson. The Audit Committee has the responsibility to ascertain that the Company's financial statements reflect fairly the financial condition and operating results of the Company and to appraise the accounting and operating controls. The Audit Committee is to (i) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system, (ii) review and appraise the audit efforts of the Company's independent accountants, (iii) review and confirm the Company's financial statements contained in filings with the SEC, (iv) review and confirm matters relating to the examination of the Company by its independent auditors,
(v) review the use and security of the Company's liquid assets through the review of the Treasurer's function, (vi) reassess its charter annually and recommend any proposed changes to the Board for approval, and (vii) recommend the appointment of independent accountants to the Board of Directors for its consideration and approval. The responsibilities of the Audit Committee are outlined in a written charter, which is on the Company's website at the Investor Relations tab, www.thermodynetics.com, and included as Exhibit 99.a to the Company's annual report on Form 10-Ksb filed July 28, 2005 with the United States Securities and Exchange Commission (the "COMMISSION"). The Committee held three (3) meetings during the fiscal year ended March 31, 2007.


     During fiscal 2007 the Company did not have an "Audit Committee Financial Expert" serving on the audit committee because neither of the Audit Committee members qualified as such under the rules of the Commission. Since 2005, Mr. David S. Federman has served as a financial expert advisor to the Audit Committee. Mr. Federman is a certified public accountant and is senior partner of the accounting firm of Federman, Lalley & Remis. Mr. Federman has experience in financial and tax matters. Mr. Federman is independent and meets the requirements to qualify as an Audit Committee Financial Expert; however, Mr. Federman serves as an advisor to, but is not a member of, the Audit Committee.


     DIRECTOR INDEPENDENCE.

     The Board has determined that Messrs. John J. Hughes and Fred H. Samuelson are independent directors of the Company. In making this determination, the
Board used the criteria of applicable NASDAQ rules to determine their independence. Messrs. Hughes and Samuelson are members of the Company's Audit, Compensation and Nominating/Corporate Governance Committees and under the criteria of applicable NASDAQ rules are also independent members of such Committees. In determining their independence, the Board of Directors did not consider any transaction, relationship or arrangement under the independence definition of the NASDAQ rules. Messrs. Lerman and Ferraro are also members of the Nominating/Corporate Governance Committee but are not independent under the criteria of the applicable NASDAQ rules as they are officers of the Company.

     ATTENDANCE AT MEETINGS

     During FY-2007, the Board of Directors held five (5) meetings. All members of the Board of Directors in FY-2007 attended all of the meetings of the Board of Directors and the Committees of which they were members.

     Directors are expected to attend the Annual Meeting of Stockholders. However, the Board of Directors recognizes that circumstances may occasionally preclude attendance by all directors. The Board requires that each director attend at least of 75% of the aggregate number of meetings of the Board of Directors and the Committees of which they were members. All of the Company's directors attended the Company's annual meeting for fiscal 2006.

     AUDIT COMMITTEE REPORT

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee members are not professional accountants or auditors; no member of the Audit Committee is a financial expert. The Audit Committee certifies that the independent auditor is "independent" under applicable rules. Their functions are not intended to duplicate or to certify the activities of management and the independent auditor.

     Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The Audit Committee discussed with the Company's independent auditors the overall scope and plans for the audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Annual Report on Form 10-Ksb for the fiscal year ended March 31, 2007, including a discussion of the acceptability and quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed and discussed with the independent auditors, who are primarily responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the acceptability and quality of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under U.S. generally accepted auditing standards, and Public Company Accounting Oversight Board ("PCAOB") Standards. The Audit Committee and its financial expert advisor has discussed with the independent auditors their independence from management and the Company (including the matters in the written disclosures required by Independence Standards Board Standard No. 1 as adopted by the PCAOB) and considered the compatibility of non-audit services with the auditors' independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-Ksb for the fiscal year ended March 31, 2007 for filing with the SEC. The Audit Committee and the Board of Directors had recommended, prior to fiscal year end, the selection of Mahoney Sabol & Co., LLP as the Company's independent auditors for FY-2007.

Submitted by the following Members of the Audit Committee on August 9th, 2007:
         AUDIT COMMITTEE:  John J. Hughes, and Fred H. Samuelson

COMMUNICATION WITH DIRECTORS

     Stockholders wishing to communicate with the non-management directors of the Company should send their correspondence to: Board of Directors, Thermodynetics, Inc., 651 Day Hill Road, Windsor, CT 06095. Stockholders can also communicate with individual Board members at the same address.

STOCK OWNERSHIP OF DIRECTORS, OFFICERS AND 5% BENEFICIAL OWNERS

     The following table sets forth, as of September 7, 2007, the number of shares of the Company's Common Stock owned beneficially to the knowledge of the Company, by each beneficial owner of more than 5% of such Common Stock, by each director, by each officer and by all officers and directors of the Company as a group. The shares underlying the ISOs held by one officer which are presently exercisable are deemed beneficially owned. All amounts are reflected on a post-reverse-split (April 18th, 2005) basis.

Name and Address                   Amount and Nature               Percent of
of Beneficial Owner                of Beneficial Ownership         Class Owned
--------------------------         -----------------------         -----------

Directors and Officers (1)
----------------------

Robert A. Lerman                      1,034,133    shs(2)              25.6%
John F. Ferraro                         820,614    shs(3)              20.3%
John J. Hughes                           14,000    shs                  0.3%
Fred H. Samuelson                        14,000    shs                  0.3%

Directors and Officers
----------------------

All officers and                      1,882,747    shs                 46.5%
directors as a group
(four persons)

Other 5% Shareholders
---------------------

Turbotec Products, Inc. 401(k)          332,254    shs                  8.2%
Retirement Savings Plan

Thermodynetics, Inc. 401(k)              69,296    shs                  1.7%
Retirement Savings Plan


     (1) The address of all officers and directors of TDYT is c/o the Company, 651 Day Hill Road, Windsor, CT 06095.

     (2) Includes 45,289 shares held for Mr. Lerman in trust under the TDYT 401(k) Plan; includes 48,905 shares held by the spouse of Mr. Lerman; excludes the aggregate 69,296 shares held in trust by the trustees of the TDYT 401(k) Plan for all of the participating employees. Mr. Lerman transferred 18,000 shares as a gift in 2006. Mr. Lerman sold 33,500 shares in fiscal year ended 2007 under a Rule 10b5-1 sales plan; an additional 66,500 shares are subject to such sales plan.

     (3) Includes 24,007 shares held for Mr. Ferraro in trust under the TDYT 401(k) Plan; excludes the aggregate 69,296 shares held in trust by the trustees of the 401(k) Plan for all of the participating employees.



REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

     The compensation philosophy is to provide employees and management with a competitive compensation packages and the opportunity for outstanding performers to earn higher levels of compensation over the long-term when justified by performance. The key objectives of our executive compensation programs are to attract, motivate and retain executives who drive our success and industry leadership.


     The following table sets forth on an accrual basis for the most recently ended fiscal year, the remuneration of each of the Company's officers whose remuneration exceeded $100,000.


                                                   SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------------
  NAME & PRINCIPAL     YEAR    SALARY     BONUS     STOCK    OPTION    NON-EQUITY   NON-QUALIFIED       ALL          TOTAL
      POSITION         (1)       ($)       ($)     AWARDS    AWARDS    INCENTIVE       DEFERRED        OTHER          ($)
                                                     ($)       ($)    PLAN COMPEN-   COMPENSATION   COMPENSATION
                                                                         SATION      EARNINGS ($)       ($)
                                                                          ($)
-----------------------------------------------------------------------------------------------------------------------------
ROBERT A. LERMAN(1)    2007    259,375   100,000      0         0          0              0            3,652        362,027
President, CEO &
Director
JOHN F. FERRARO (1)    2007    194,967       0        0         0          0              0            2,328        197,295
Chairman of the
Board, Treasurer
and CFO, Secretary
& Director

-----------------------------------------------
     NOTES:
     (1) See (1), (2) and (5) in sub-item (b) Narrative Disclosure to Summary Compensation Table.
-----------------------------------------------

     NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE.

     (1) Messrs. Lerman and Ferraro each entered into five-year employment contracts with the Company effective April 1st, 2004. Each employment contract provides for a basic annual salary of $180,000 with an annual increase at April 1st of each year based on increases in the Consumer Price Index for all Urban Consumers for the New York, New Jersey, and Connecticut Region. Effective June 1st, 2005, the board increased Mr. Lerman's base annual salary to $250,000. Each employment contract requires the Company to provide medical insurance coverage for the employee as well as $50,000 of group term insurance, and $65,000 annual expense reimbursement of additional insurance of each employee's selection. In addition, each employment contract contained a provision providing that in the event of disability, the employee will receive disability payments equal to the annual salary of the employee for five years (with proportional reductions in the event of partial disability); and $6,500 per year for tax planning services. The contract may be terminated by the employee on 120 days prior written notice. The contract may also be terminated by the Company in which event the employee will be paid termination compensation equal to each employee's then current salary for five years; in the event there is a change in control of the Company and the employee is terminated, the employee shall receive twice the amount of termination compensation which would otherwise be due. Further, the employee may opt to terminate the employment contract and shall be paid a lump-sum equal to 12 months' basic salary.

     (2) In 2007, 2006, and 2005, Mr. Lerman received cash bonuses of $100,000, $76,629, and $65,000, respectively. In 2007, 2006, and 2005,
          Mr. Ferraro received cash bonuses of $-0-, $76,088, and $63,000, respectively.

EMPLOYMENT AND OTHER COMPENSATORY ARRANGEMENTS

     For the fiscal year ending March 31, 2008, the Company anticipates paying aggregate direct remuneration (based on current salaries and anticipated bonuses) of approximately $550,000 to all officers as a group (two persons) of which Mr. Lerman will be paid approximately $350,000 and Mr. Ferraro will be paid approximately $200,000.

COMPENSATION OF DIRECTORS

     During the fiscal year ended March 31, 2007, nonexecutive and nonemployee directors' compensation was paid as shown in the following table.


                              DIRECTOR COMPENSATION
-----------------------------------------------------------------------------------------------------
Name                   Fees      Stock   Option   Non-Equity   Nonqualified   All Other     Total ($)
                       Earned    Award   Awards   Incentive    Deferred       Compensation
                       or Paid   ($)     ($)      Plan         Compensation   ($)
                       in Cash                    Compensa-    Earnings ($)
                       ($)                        tion  ($)
-----------------------------------------------------------------------------------------------------
THERMODYNETICS
John J. Hughes (1)     $17,500     0       0          0             0             0         $17,500
Fred H. Samuelson (1)  $17,500     0       0          0             0             0         $17,500

NOTE (1): Each director had deferred $8,500 of compensation from FYE 2005 which sum had been distributed in FYE 2006.



OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END



------------------------------------------------------------------------------------------------------------------------------
                                         OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
------------------------------------------------------------------------------------------------------------------------------
                                          Option Awards                                             Stock Awards
   Name          Number of      Number         Equity      Option   Option    Number      Market        Equity        Equity
                 Securities     of            Incentive   Exercise  Expira-  of Shares   Value of     Incentive      Incentive
                 Underlying     Securities      Plan       Price     tion    or Units     Shares     Plan Awards:      Plan
                 Unexercised    Underlying     Awards:      ($)      Date    That Have   or Units     Number of       Awards:
                 Options        Unexercised   Number of                         Not     That Have      Unearned      Market or
                 (#)            Options      Securities                      Vested (#)     Not      Shares, Units    Payout
                 Exercisable    (#) Unex-    Underlying                                  Vested ($)    or Other       Value of
                                ercisable    Unexercised                                              Rights That    Unearned
                                              Unearned                                                 Have Not       Shares,
                                             Options (#)                                              Vested (#)     Units or
                                                                                                                       Other
                                                                                                                   Rights That
                                                                                                                     Have Not
                                                                                                                    Vested ($)
------------------------------------------------------------------------------------------------------------------------------
Robert A. Lerman      0              0           0           0         0         0         0              0             0
John F. Ferraro       0              0           0           0         0         0         0              0             0

INCENTIVE STOCK OPTION PLAN

     2002 INCENTIVE STOCK OPTION PLAN - On October 22nd, 2002, the Company's stockholders approved the adoption of the Company's 2002 Incentive Stock Option Plan (the "2002 ISO PLAN") reserving 500,000 shares (100,000 shares on a post-split basis) of the Company's Common Stock for issuance pursuant to incentive stock options ("ISOS") qualified under the U.S. Internal Revenue Code of 1986 which may be granted under the 2002 ISO Plan at exercise prices at least equal to 100% of the fair market value of the Common Stock on the date of the effective date of the grant of the option.

     At March 31, 2007 and at June 14, 2007 no ISOs under the 2002 ISO Plan were outstanding. No options under the 2002 ISO Plan were granted or outstanding in fiscal year ended March 31, 2007. The 2002 ISO Plan will expire on July 31st, 2012.

NON-QUALIFIED STOCK INCENTIVE PLAN

     2002 NON-QUALIFIED STOCK INCENTIVE PLAN - On October 22nd, 2002, the Company's stockholders approved the adoption of the Company's 2002 Non-Qualified Stock Incentive Plan ("2002 NQ PLAN") reserving 500,000 shares (100,000 shares on a post-split basis) of the Company's Common Stock for issuance pursuant to the 2002 NQ Plan in the form of stock options, stock bonus, or stock appreciation rights ("SAR"). The purchase price for the exercise of shares subject to any option shall not be less than 33.33% of the fair market value ("FMV") of the shares of common stock of the Company on the effective date of the option and in no event shall be less than the par value of the common stock; the value of the shares subject to any bonus shall be equal in value to a fixed dollar amount and such value shall not be less than 33.33% of the FMV of the shares of common stock of the Company on the effective date of the bonus and in no event shall be less than the par value of the common stock; the value of an SAR award of stock is equal to or less than (as the Board may determine) the excess of the FMV of one share of stock on the date of the exercise of the SAR less the FMV of one share of stock on the effective date of the award, the result of which is multiplied by the number of shares with respect to which the SAR shall have been exercised.

     No stock incentives were issued or outstanding under the 2002 NQ Plan in fiscal year ended March 31, 2007. The 2002 NQ Plan will expire on December 31, 2012.

     OPTION GRANTS IN LAST FISCAL YEAR. No options were granted in the last fiscal year.

AGGREGATED EXERCISES

     AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR END OPTION/SAR VALUES - No options were outstanding at the record date and no options were exercised during fiscal year ended March 31, 2007 to purchase common stock of the Company. The aggregated option exercise values at fiscal year-end held by the executive officers equals zero.

EMPLOYEE RETIREMENT SAVINGS PLANS

     EMPLOYEE RETIREMENT SAVINGS PLAN - The Company made no contributions to the Thermodynetics, Inc. 401(k) Retirement Savings Plan (the "TDYT 401(k) PLAN") for the plan year ending December 31, 2006 although it has reserved 25,000 shares of the Company's common stock for its contribution; such shares have not been allocated or issued as of the date of this report. The aggregate valuation of such shares equals $18,750. The assets of the TDYT 401(k) Plan are held in trust for the exclusive benefit of the participants by the trustees of the Plan, Messrs. Hughes, Samuelson, and Lerman are the trustees. The Company has not yet determined its contributions to the TDYT 401(k) Plan for the plan year ending December 31, 2007.

     The compensation value of the 401(k) participation for both the TDYT 401(k) Plan and the TRBO 401(k) Plan received by the below listed officers and directors is included in the Summary Compensation Table at the column labeled "All Other Compensation" at Item 10(a) hereof. The following table sets forth the number of shares of Common Stock contributed to the below referenced persons or groups of persons during the 401(k) Plan year ended December 31, 2006, Column
(1), and for all years from inception of the Plan through the Plan year ended December 31, 2006, Column (2). All amounts are reflected on a post-reverse-split (April 18th, 2005) basis at June 14, 2007.

                                            Shares Contributed by the Company
      Name                              and Held in Trust Under TDYT 401(k) Plan
      ----                              ----------------------------------------
      Officers and Directors                 Column (1)           Column (2)
      ----------------------                 ----------           ----------
                                                                 (Aggregate)
          THERMODYNETICS
      Robert A. Lerman(z)                         0                45,289
      John F. Ferraro                             0                24,007
      John J. Hughes(z)                          -0-                   -0-
      Fred H. Samuelson(z)                       -0-                   -0-
      All officers and directors                  0                69,296
       as a group(z)
          (4 persons)

------------------------------
     (z) Trustees of the TDYT 401(k) Plan. Excludes the aggregate shares held in trust by the trustees of the TDYT 401(k) Plan for all participating employees.

     The Turbotec Products, Inc. 401(k) Retirement Savings Plan (the "TRBO 401(k) PLAN") was created in fiscal 2006. Turbotec Products, Inc. is a wholly-owned subsidiary of Turbotec Products Plc of which the Company owns 56%. The assets of the TRBO 401(k) Plan are held in trust in the TRBO plan for the TRBO employees for the exclusive benefit of such participants; it is administered by the trustees of the Plan, of which two executive officers of Turbotec Products, Inc. serve as the trustees. During the plan year ending December 31, 2006 Turbotec changed to a matching cash contribution for its plan on a "safe harbor" basis under ERISA based on amounts contributed by employees.

     The compensation value of the 401(k) participation for the TRBO 401(k) Plan received by the below listed officers and directors is included in the Summary Compensation Table at the column labeled "All Other Compensation" at Item 10(a) hereof. The following table sets forth the number of shares of Common Stock contributed to the below referenced persons or groups of persons during the 401(k) Plan year ended December 31, 2006, Column (1), and for all years from inception of the Plan through the Plan year ended December 31, 2006, Column (2). All amounts are reflected on a post-reverse-split (April 18th, 2005) basis at June 14, 2007.

                                            Shares Contributed by the Company
      Name                              and Held in Trust Under TRBO 401(k) Plan
      ----                              ----------------------------------------
                                             Column (1)           Column (2)
                                             ----------           ----------
                                                                  (Aggregate)
      All Trustees as a group(y)                  0                 46,440
          (2 persons)

      Total Matching Contribution                 0                332,254
      to all employees

------------------------------

     (y) Trustees of the TRBO 401(k) Plan. Excludes the aggregate shares held in trust by the trustees of the TRBO 401(k) Plan for all participating employees.

OTHER PLANS

     The Company does not have any other pension or similar plan. See "Compensation" herein as to the Company's employment contracts with Messrs. Lerman and Ferraro which provide for the terms of their compensation and disability and termination payment provisions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during FY 2007 and through the date hereof, as well as Forms 5 and amendments thereto furnished to the Company with respect to FY 2007 by the directors, officers and ten percent beneficial owners of the Company, it is not aware that any report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 by any such person was not filed or was not filed on a timely basis.

                              CERTAIN TRANSACTIONS

     None of the officers and directors of the Company are currently engaged in businesses competitive to the business of the Company. During the last fiscal year, the Company has not been engaged in transaction(s) with any officers, directors, beneficial holders of more than 5% of its outstanding voting securities and entities with which they were affiliated, EXCEPT as presented below.

         WITH DIRECTORS AND OFFICERS, AND RELATED PERSONS.
         -------------------------------------------------
     (A) PRIVATE PLACEMENT & LOANS - Two affiliated officer/directors and four unaffiliated investors entered into subscription agreements with the Company in the Company's $450,000 private placement offering in May, 2005 whereby $150,000 and $300,000, respectively, $450,000 in the aggregate, was borrowed by the Company from Messrs. Ferraro and Lerman at an interest rate of 10% with a maturity date of December 31, 2006. Further, all investors received warrants, which expire June 30, 2008, to purchase an aggregate of 225,000 shares of common stock at an exercise price of $1.40 per share. The indebtedness was repaid in full to the two officers and to the unaffiliated investors in May, 2006.

     The Company does not have any formal policies and procedures for review, approval or ratification of related party transactions. In the transaction reported in (A), the terms of the transaction with Messrs. Ferraro and Lerman were on the same terms as with unrelated parties who participated in the private placement offering.

INFORMATION CONCERNING INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

     The firm of Mahoney Sabol & Company, LLP, independent registered public accountants, 95 Glastonbury Boulevard, Glastonbury, Connecticut 06033, audited the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended March 31, 2007. Mahoney Sabol & Company, LLP was first appointed to serve as the Company's independent registered public accountants on November 30, 2000. Representatives of such firm are not expected to be present at the Annual Meeting of Stockholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

AUDIT FEES - Aggregate fees for the professional audit services rendered by Mahoney Sabol & Co., LLP for the audit of the Company's annual financial statements and review of the financial statements included in the Company's quarterly reports for the years ended March 31, 2007 and 2006 equaled $48,000 and $48,000, respectively.

AUDIT-RELATED FEES - Fees for the review of the financial statements included in the Company's quarterly reports for the fiscal years ended March 31, 2007 and 2006 equaled $10,500, and $10,500, respectively.

TAX FEES - Fees for professional services rendered by Mahoney Sabol & Co., LLP for tax preparation services for the fiscal years ended March 31, 2007 and 2006 equaled $9,000 and $7,000, respectively.

ALL OTHER FEES - All other fees for professional services rendered by Mahoney Sabol & Co., LLP consisting of accounting services in connection with the Company's discontinued subsidiary, Vulcan Industries, Inc., the London IPO and share sale, and other non-audit fees for the fiscal years ended March 31, 2007 and 2006 equaled, in the aggregate, $26,245 and $70,675, respectively.

The Audit Committee evaluated whether providing non-audit services by Mahoney Sabol & Co., LLP for the fiscal year ended March 31, 2007 is compatible with maintaining the principal accountant's independence, and concluded it is independent.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF SERVICES OF INDEPENDENT AUDITORS

The audit committee has established policies and procedures regarding pre-approval of all services provided by our independent auditor. The audit committee will annually review and pre-approve the services that may be provided by our independent auditor without obtaining specific pre-approval from the audit committee. Unless a type of service has received general pre-approval, it requires specific pre-approval by the audit committee if it is to be provided by our independent auditor. During the fiscal year ended March 31, 2007, our audit committee pre-approved all audit and permitted non-audit services that were provided to us by our independent auditors.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Under current rules of the Securities and Exchange Commission, stockholders wishing to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the 2008 fiscal year end Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at 651 Day Hill Road, Windsor, Connecticut 06095 on or before May 31, 2008.

FORM 10-KSB ANNUAL REPORT

     A copy of the Company's Annual Report on Form 10-Ksb for the year ended March 31, 2007 as filed with the Securities and Exchange Commission may be obtained by any stockholder entitled to vote at the November 8, 2007 Annual Meeting of Stockholders by addressing a written request to the Secretary, Thermodynetics, Inc., 651 Day Hill Road, Windsor, Connecticut 06095.

                                  OTHER MATTERS

     Management does not know of any other matters which are likely to be brought before the Meeting. However, in the event that any other matters properly come before the Meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment on said matters.

                                        By Order of the Board of Directors

                                        THERMODYNETICS, INC.


                                        Robert A. Lerman
                                          PRESIDENT & CEO

Windsor, Connecticut 06095
September 28, 2007

          \/    FOLD AND DETACH HERE AND READ THE REVERSE SIDE   \/
--------------------------------------------------------------------------------


PROXY                                                                     PROXY


                              THERMODYNETICS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                Annual Meeting of Stockholders--November 8, 2007

The undersigned hereby appoints John F. Ferraro and Robert A. Lerman, or any one of them acting in the absence of the other, as attorneys and proxies of the undersigned with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Thermodynetics, Inc., a Delaware corporation, to be held at the Company's principal offices at 651 Day Hill Road, Windsor, Connecticut 06095 at 9:30 A.M.
(EST) on Thursday, November 8, 2007 and at any adjournments thereof, and to vote all shares of stock of said Company standing in the name of the undersigned with all the powers which the undersigned would possess if personally present at such meeting.



THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE MEETING. PLEASE SIGN AND RETURN THIS PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.

          \/    FOLD AND DETACH HERE AND READ THE REVERSE SIDE   \/
--------------------------------------------------------------------------------


THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.

PLEASE MARK YOUR VOTES LIKE THIS  [X]


1. TO ELECT FOUR (4) DIRECTORS
   (PROPOSAL ONE).

     NOMINEES:
       JOHN F. FERRARO
       JOHN J. HUGHES
       ROBERT A. LERMAN
       FRED H. SAMUELSON



              FOR ALL        AGAINST ALL        FOR ALL, EXCEPT
                [ ]             [ ]                   [ ]


                                                AGAINST: __________________



OTHER MATTERS: The Board of Directors knows of no other matters that would be presented for consideration at the November 8, 2007 annual meeting. If any other matters are properly brought before such meeting, it is the intention of the persons named in the proxy card to vote on such matters in accordance with their judgment on such matters.


COMPANY ID:


PROXY NUMBER:


ACCOUNT NUMBER:


SIGNATURE:______________ SIGNATURE IF HELD JOINTLY:_______________ DATE:__, 2007



Please sign exactly as name appears on this Proxy. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in the full partnership name by an authorized partner. If a limited liability company, please sign in full name of limited liability company by a manager or authorized member.